ARTICLE OF AMENDMENT
                                           OF
                                   LADD FURNITURE, INC.



                          The undersigned corporation hereby submits
                 these Article of Amendment for the purpose of amending its articles of incorporation:


                          1.      The name of the corporation is LADD
                          Furniture, Inc.

                          2.      The following amendment to the
                 articles of incorporation of the corporation was adopted by its shareholders on the 12th day of May, 1995, in the manner prescribed by law:

                          Article 4 is hereby amended and restated in its entirety as follows:

                                  The aggregate number of shares which
                                  the Corporation shall have the
                                  authority to issue is Fifty Million
                                  Five Hundred Thousand (50,500,000),
                                  divided into Five Hundred Thousand
                                  (500,000) shares of series preferred
                                  stock of par value of $100 per share
                                  (hereafter called series preferred
                                  stock), and Fifty Million (50,000,000)
                                  shares of common stock of the par
                                  value of $.30 per share (hereafter
                                  called common stock).

                                  The Board of Directors of the
                                  Corporation shall have the authority
                                  to fix by resolution or resolutions
                                  the preferences, limitations and
                                  relative rights of the series
                                  preferred stock or to establish series
                                  within the class of series preferred
                                  stock and determine the preferences,
                                  limitations and relative rights
                                  between such series, as in their
                                  discretion they shall determine from
                                  time to time.

                                  Upon filing of this amendment with the
                                  office of the Secretary of State of
                                  the State of North Carolina, each
                                  share of common stock, $.10 par value,
                                  of the Corporation, issued and
                                  outstanding at such time shall, by
                                  virtue of this amendment to the
                                  Corporation's articles of
                                  incorporation, be changed into
                                  one-third (1/3) of one share of fully
                                  paid and nonassessable common stock,
                                  $.30 par value, of the Corporation.

                                  In lieu of the issuance of fractional
                                  shares that would otherwise result
                                  from the reverse stock split effected
                                  by the preceding paragraph of this
                                  Article 4, the Corporation shall issue
                                  to any stockholder that would
                                  otherwise receive fractional shares
                                  one additional share.




                                  Following the effectiveness of this
                                  amendment, certificates for the shares
                                  of common stock to be outstanding
                                  after the reverse stock split shall be
                                  issued pursuant to procedures adopted
                                  by the Corporation's board of
                                  directors and communicated to those
                                  who are to receive new certificates.

                 3. These articles will become effective at 5:00 p.m. on May 16, 1995.



                 This the 12th day of May, 1995.







                                                   LADD FURNITURE, INC.


                                            By:_____________________________
                                               Richard R. Allen, Chairman
                                                 and Chief Executive Officer